UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2023

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we” or “us” refer to AgeX Therapeutics, Inc.

The description or discussion in this Form 8-K of any contract or agreement is a summary only and is qualified in all respects by reference to the full text of the applicable contract or agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 15, 2023, AgeX drew $500,000 of its credit available under the Amended and Restated Secured Convertible Promissory Note, as amended, (“Secured Note”) with Juvenescence Limited (“Juvenescence”).

The Repayment Date on which the outstanding principal balance of the Secured Note will become due and payable shall be February 14, 2024. The other material terms of the Secured Note are summarized in AgeX’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2023.

Item 8.01 Other Events

On November 17, 2023, Serina Therapeutics, Inc. (“Serina”) issued a press release announcing that it has entered into a license agreement under which Pfizer Inc. will license, on a non-exclusive basis, Serina’s POZ polymer technology. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed merger transaction between Serina and AgeX, AgeX filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 on November 14, 2023 (the “Form S-4”). The Form S-4 contains a preliminary proxy statement/prospectus of AgeX and a preliminary information statement of Serina (the “Preliminary Proxy Statement/Prospectus/Information Statement”). The Preliminary Proxy Statement/Prospectus/Information Statement is not final and may be further amended. AGEX URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGEX, SERINA AND THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by AgeX with the SEC (as they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by AgeX with the SEC by contacting Andrea Park at AgeX by email at information@agexinc.com. Investors and stockholders are urged to read the Form S-4, including the proxy statement/prospectus contained therein, and the other relevant materials as they become available before making any voting or investment decision with respect to the proposed merger transaction.

Participants in the Solicitation

AgeX and Serina, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed merger transaction. Information about AgeX’s directors and executive officers is included in AgeX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, in the proxy statement for AgeX’s 2022 annual meeting of stockholders, filed with the SEC on November 2, 2022, and in AgeX’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023, filed with the SEC on November 14, 2023. Additional information regarding these persons and their interests in the transaction is included in the Preliminary Proxy Statement/Prospectus/Information Statement included in the Form S-4 relating to the transaction that was initially filed with the SEC on November 14, 2023. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication relates to a proposed merger transaction between AgeX and Serina. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed merger transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Serina Therapeutics,Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: November 17, 2023	By:	/s/ Andrea E. Park
Chief Financial Officer